EXHIBIT 3.11

DEAN HELLER

Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Dean Heller Secretary of State State of Nevada

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Filed in the office of Document Number

/s/ Dean Heller 20060499218-11

Filing Dale and Time

08/03/2006 9:55 AM

Entity Number

E0573932006-3

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company

CITYCENTER HARMON DEVELOPMENT, LLC

Check box if a

Series limited-Liability Company

?

2. Resident Agent Name and Street

Address:

(Must be a Nevada address where process may be served

3. Dissolution Date:

OPTIONAL – see

Instructions)

Bryan L. Wright Name

Las Vegas City

City

3950 Las Vegas Boulevard South

Physical Street Address

Additional Mailing Address

Latest date upon which the company is to dissolve (if existence is not perpetual):

NEVADA 89119 Zip Code

State Zip Code

4. Management:

(Check one)

Company shall be managed by

☒Manager(s) OR

☐ Members

5. Names Addresses, Of Manager(s) or Members:

(attach additional pages as necessary)

J. Terrence Lanni

Name

3600 Las Vegas Blvd. South Address

James J. Murren Name

3600 Las Vegas Blvd. South Address

Gary N. Jacobs Name

3600 Las Vegas Blvd. South Address

Las Vegas

City

Las Vegas City

Las Vegas City

NV 89109 State Zip Code

NV 89109 State Zip Code

NV 89109 State Zip Code

/s/ Bryan L. Wright

6. Names, Addresses

and Signatures of Organizers

(if more than one

organizer

attach additional page)

Bryan L.Wright

Name

3950 Las Vegas Blvd. South Address

Signature

Las Vegas City

NV 89119 State Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named limited-liability company.

/s/ Bryan Wright

Authorized Signature of R.A. or Behalf of R.A. Company Date : 8/3/06

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form LLC ARTS 2005

Revised on 12/19/05

Reset

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND RESIDENT AGENT OF

CITYCENTER HARMON DEVELOPMENT, LLC (Name of Limited-Liability Company)

FILE NUMBER

FOR THE FILING PERIOD OF

TO

Dean Heller Secretary of State State of Nevada

The corporation's duly appointed resident agent in the Stale of Nevada upon whom process can be served is:

Bryan L.Wright

3950 Las Vegas Blvd. South

Las Vegas, NV 89119

Filed in the Office Of Document Number

/s/ Dean Heller 20060509917-09

Filing Date and Time

08/09/2006 10:44 AM

Entity Number

E0573932006-3

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read instructions before completing and returning this from. the above space is for office use only

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

Print or type names and addresses, either residence or business, for all managers or managing members. A Manager, or if none, a Managing Member of the LLC must sign (he form, FORM WILL BE RETURNED IF UNSIGNED

If there are additional managers or managing members, attach a list of them to this form,

Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following organization date.

Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.

Ordering Copies: If requested above, one file stamped copy will be returned at no additional change. To receive a certified copy, enclose an additional $330.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instruction must accompany your order.

Return the completed form to: Secretary of State, 202 North Carson Streel, Carson City, NV 89701-4201, (775) 684-5708.

Form must be in the possession of the Secretary of State on or before the test day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125 00

LATE PENALTY: $75 00

NAME

J. Terrence Lanni

ADDRESS

3600 Las Vegas Blvd. South(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☒MANAGER ☐MANAGING MEMBER

CITY ST ZIP

Las Vegas NV 89109

NAME

James J. Murren

ADDRESS(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☒MANAGER ☐ MANAGING MEMBER

CITY ST ZIP

3600 Las Vegas Blvd. South Las Vegas NV 89109

NAME

Gary N. Jacobs

ADDRESS(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☒MANAGER ☐ MANAGING MEMBER

CITY ST ZIP

3600 Las Vegas Blvd. South Las Vegas NV 89109

NAME(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) ☐ MANAGER ☐ MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME ADDRESS(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

☐ MANAGER ☐ MANAGING MEMBER

CITY ST ZIP

I declare, to the best of my knowledge under penalty, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a Category C felony to knowinglyoffer false or forged instrument for filing in the Office of the Secretary of State.

Date

Title [Manager

X Signature of Manager or Managing Member

Nevada Secretary of State Form INITIAL LIST LLC-2003 Revised on: 03/07/06

ADDENDUM TO INITIAL LIST OF MANAGERS AND MANAGING MEMBERS OF CITYCENTER HARMON DEVELOPMENT, LLC

J. Terrence Lanni, President

James J. Murren, Treasurer

Gary N. Jacobs, Secretary

Bryan L. Wright, Assistant Secretary

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

Filed in the office of

/s/ Ross Miller

Ross Miller Secretary of State State of Nevada

Document Number

20070840213-37

Filing Date and Time

12/11/2007 9:50 AM

Entity Number

E0573932006-3

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

C1TYCENTER HARMON DEVELOPMENT, LLC

2. The company is managed by: ☐ Managers OR ☒ Members

(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4. Entity is member managed.

4. Signature (must be signed by at least one manager or by a managing member):

CityCenter LANO,LLC

/s/ Bryan L. Wright, AUTH. REPRESENTATIVE

Signature

* 1) if amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C." "LLC" or "LC." The word "Company" may be abbreviated as "Co." 2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Nevada Secretary of State AM 88.221 Amend 2007 Revised on: 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 634 5708

Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78,

78A, 80, 81,82,84,86,87,87A,88,

88A, 89 AND 92A)

Filed in the office of

/s/ Ross Miller

Ross Miller Secretary of State State of Nevada

Document Number

20090783425-10

Filing Date and Time

11/09/2009 11:11 AM

Entity Number

E0573932006-3

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY-DO NOT HIGHLIGHT

Certificate of Correction

(Pursuant to NRS Chapters 78,78A,80, 81,82,84,86, 87,87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

CityCenter Harmon Development, LLC

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Organization for a Nevada Limited Liability Company (Document Number 20070840213-37)

3. Filing date of the original document for which correction is being made: 12/11/07

4. Description of the inaccuracy or defect.

The Company was manager-managed and amended its articles by filing a Certificate of Amendment on 12/11/07 in order to change its status to that of member-managed. However, such amendment was prepared with defects: (i) Section 2 of the amendment incorrectly indicated that the Company was managed by members when it was still managed by managers; and (ii) section 3 of the amendment did not provide the name and address of the managing member and sole member.

5. Correction of the inaccuracy or defect

Section 2 of the Certificate of Amendment shall be corrected to provide that the Company was managed by Managers. Section 3 of the Certificate of Amendment shall be corrected to provide that: (i) Article 4 of the Articles of Organization filed 8/3/06 shall be amended to provide that the Company shall be managed by its sole member, and (ii) Article 5 of the Articles of Organization shall be amended to provide the Company's sole member and managing member is CityCenter Land, LLC, and the the address of the sole member and managing member is c/o MGM MIRAGE, 3950 Las Vegas Blvd. South, Las Vegas, NV 89119.

6. Signature:

CityCenter Land, LLC. a Nevada limited liability company, Sole Member

By:CityCenter Holdings, LLC, a Delaware limited liability company, sole member of city center land,LLC

By: Project CC, LLC, a Nevada limited liability company, the managing member of CityCenter Holdings, LLC

Assistant Secretary 10/27/09

/s/ John mcmanus Title: Project CC, LLC Date

Authorized Signature

* If entity is a corporation, it must be signed by an officer if stock has been Issued, OR an incorporator or director if stock has not been issued a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership by a general partner: a limited-liability partnership, by a managing partner, a business trust, by a trustee.

Important: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Correction

Revised: 3-25-09

This form must be accompanied by appropriate fees.